UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2017

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

671 N. Glebe Road, Suite 800, Arlington, Virginia	22203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2017, the Board of Directors (the “Board”) of AvalonBay Communities, Inc. (the “Company”) voted to appoint Stephen P. Hills to the Board, effective September 12, 2017.

In January 2016, Mr. Hills joined the Georgetown University Law Center, where he is the Founding Director of the law school’s Business Law Scholars Program.  Prior to joining Georgetown Law, Mr. Hills worked for 28 years with The Washington Post, where he had served from 2002 to the end of 2015 as President and General Manager.  Mr. Hills holds degrees from Yale University and Harvard Business School.

The Company’s Board has determined that Mr. Hills will be considered an independent director.  He has not been assigned to any Board committees at this time.  A press release announcing his appointment is attached as Exhibit 99.1.

Mr. Hills will receive a grant of restricted stock (or, if timely elected, restricted stock units) on October 11, 2017 (his 30th day of service on the Board) consisting of a number of shares with a value equal to $91,726 based on the closing price of the Company’s common stock on the New York Stock Exchange on that date, to be awarded under a restricted stock or restricted stock unit agreement in substantially the same form used for current non-employee directors of the Company.  This amount represents a pro rata portion of the annual retainer paid to other non-employee directors following the 2017 Annual Meeting of Stockholders.  Such shares or units will vest in three equal installments on December 1, 2017, March 1, 2018, and May 17, 2018 (or, if earlier, the day prior to the 2018 Annual Meeting).  Mr. Hills will also receive a payment of $17,582 in cash (or, if timely elected, restricted stock units valued as described above) on December 1, 2017, representing a pro rata portion of the quarterly payment made to other non-employee directors.  Thereafter, Mr. Hills will receive the same compensation as other non-employee directors, including quarterly payments of $20,000 in cash or, if timely elected, restricted stock units on the same schedule as other directors.

In connection with Mr. Hills’ appointment to the Board, the Company anticipates that it will enter into an Indemnification Agreement with Mr. Hills in substantially the same form previously filed with respect to other directors as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

In connection with this appointment, the Board of Directors also changed the size of the Board from ten to eleven directors.

ITEM 9.01           Financial Statements and Exhibits

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Press Release of AvalonBay Communities, Inc. dated July 25, 2017. (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

July 25, 2017

	By:	/s/ Kevin P. O’Shea
	Name:	Kevin P. O’Shea
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 25, 2017